Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

26 - SUBSEQUENT EVENTS

Subsequent to the balance sheet date, the Company took the opportunity to repurchase notes with a face value of US$1,500,000 for a cash payment of US$933,000.

On January 4, 2024, the Company completed the redemption of its outstanding warrants for a cash redemption price of US$0.07 per warrant, totaling US$89,970. In connection with the redemption, the warrants were suspended from trading on the NYSE American prior to 9:00 a.m. Eastern Time on January 4, 2024, and were delisted pursuant to a Form 25 filed by the NYSE American.

On January 10, 2024, the Company’s Board of Directors (the “Board”) authorized a share repurchase program under which the Company may repurchase up to US$2,500,000 of its outstanding ordinary shares. The repurchase program was effective immediately and is valid for a period of six months from such date (the “Repurchase Program”). Under the Repurchase Program, the Company may repurchase ordinary shares in privately negotiated or open-market transactions in accordance with applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The Board may periodically review the Repurchase Program and decide to extend its terms or increase the authorized amount. The Repurchase Program may also be suspended or discontinued by the Board at any time.

In February 2024, Marti acquired all of the intellectual property and software assets of Zoba Inc. The purchase did not have a significant impact on the company’s net assets or cash position.

On March 22, 2024, Marti and MSTV entered into the Additional Subscription Agreement. Pursuant to the terms of the Additional Subscription Agreement, MSTV subscribed for Convertible Notes in an aggregate principal amount of US$7,500,000 (the “MSTV Subscription”). The MSTV Subscription shall be deemed as a partial exercise of Callaway's Option.

On March 22, 2024, Callaway provided the Commitment Letter to the Company in order to evidence its commitment to (i) subscribe for the convertibles notes in an aggregate principal amount of US$15,000,000 with the relevant closing date occurring on or before the one-year anniversary of March 22, 2024 and (ii) timely deliver the relevant purchase price as described in the Callaway Subscription Agreement.

In April 2024, the Board awarded a company director 200,000 fully-vested ordinary shares under the 2023 Equity Incentive Plan in connection with his service to the Board.

After a hearing of Istanbul Otomobilciler ve Esnaf Odasi against ride hailing service and moped service on January 12, 2024, the experts that were appointed by the court submitted their expert report as requested by the court on January 22, 2024. We filed an objection to the court noting that the report did not cover all the issues requested and was incomplete, and as a result of our objections, the court gave the experts 90 days to prepare an additional report. The last hearing of the case was held on March 29, 2024, at which time the court decided to postpone the hearing. The next hearing is scheduled on July 19, 2024.